CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Supplemental Agreement No. 6
to
Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of December 19, 2016, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft); and

WHEREAS, Customer and Boeing agree to substitute five (5) 737-890 aircraft in Purchase Agreement 2497 (NG Substitution Aircraft)) for 5 737-8 aircraft (Removed Aircraft); and

WHEREAS, Customer and Boeing agree to modify the previously executed Letter Agreement 6-1162-MVL-030, “Business Considerations Relating to Optional Features” into the Purchase Agreement; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.    Purchase Agreement Table of Contents and Tables:

    1.1    Remove and replace, in its entirety, the Purchase Agreement “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 6.

    1.2    Remove and replace, in its entirety, the Purchase Agreement “Table 1A to Purchase Agreement No. PA-03866”, with the revised Table 1A, attached hereto to reflect the removal of the Removed Aircraft”

2.    Supplemental Exhibit

    2.1     Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables” is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1 attached hereto, to reflect the removal of the Removed Aircraft”

2.    Letter Agreements.

    2.1    Letter Agreement ASA-PA-3866-LA-09433R1 entitled “Open Matters” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09433R2, attached hereto, to reflect an administrative clean up regarding delivery windows in Table 1A.

    2.2    Letter Agreement ASA-PA-3866-LA-09438 entitled “Promotional Support” 737-8 and 737-9”, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09438R1, attached hereto, to reflect the impact of removing the Removed Aircraft from the Purchase Agreement.

    2.3    Letter Agreement 6-1162-MVL-030, “Business Considerations Relating to Optional Features”, attached hereto, is hereby added to the Purchase Agreement”.

3.    Miscellaneous.

[***]

4.    Advance Payments

[***]

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the date and year first written above.

THE BOEING COMPANY            ALASKA AIRLINES, INC.

By: _______________________        By: _______________________

Its: ________________________        Its: ________________________